SEI LIQUID ASSET TRUST
OCTOBER 30, 1996
--------------------------------------------------------------------------------

TREASURY SECURITIES PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO
PRIME OBLIGATION PORTFOLIO
INSTITUTIONAL CASH PORTFOLIO
MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated October 30, 1996, has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI Liquid Asset Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified portfolios of securities. Some portfolios offer separate classes of units of beneficial interest that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A shares of each of the Trust's five money market portfolios (each a "Portfolio" and, together, the "Portfolios") listed above.

AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

--------------------------------------------------------------------------------------------------------------------------------
                                                          TREASURY     GOVERNMENT      PRIME       INSTITUTIONAL      MONEY
                                                         SECURITIES    SECURITIES    OBLIGATION        CASH          MARKET
                                                         PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                         ----------    ----------    ----------    -------------    ---------
Management/Advisory Fees (after fee waivers) (1)             .39%          .39%          .39%           .39%           .39%
12b-1 Fees                                                   None          None          None           None           None
Total Other Expenses                                         .05%          .05%          .05%           .05%           .05%(2)
    Shareholder Servicing Expenses (after fee waivers)
      (3)                                                    .00%          .00%          .00%           .00%           .00%
--------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (4)             .44%          .44%          .44%           .44%           .44%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Manager has agreed to waive its fee in an amount necessary to limit the total operating expenses of each Portfolio to not more than .44% of its average net assets. In the case of the Institutional Cash Portfolio, this waiver is voluntary and may be terminated at any time in the Manager's sole discretion. Absent this waiver, management/advisory fees for the Treasury Securities, Government Securities, Prime Obligation and Money Market Portfolios, would be .45%, .45%, .45%, and .45%, respectively. Management/Advisory fees have been restated to reflect reductions in fee waivers.
(2) Total Other Expenses for the Money Market Portfolio are based on estimated amounts for the current fiscal year.
(3) The Distributor has waived, on a voluntary basis, all or a portion of its shareholder servicing fee, and the Shareholder Servicing Expenses shown reflect this waiver. The Distributor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Shareholder Servicing Expenses would be .25% for each of the Portfolios.
(4) Absent waivers, Total Operating Expenses for the Treasury Securities, Government Securities, Prime Obligation, Institutional Cash and Money Market Portfolios would be .75%, .75%, .75%, .69%, and .75%, respectively. Additional information may be found under "The Manager," "The Adviser" and "Distribution and Shareholder Servicing."

EXAMPLE
--------------------------------------------------------------------------------

                                                                                          1 YR.    3 YRS.    5 YRS.    10 YRS.
                                                                                          -----    ------    ------    -------
An investor in any Portfolio would pay the following expenses on a $1,000 investment assuming
  (1) a 5% annual return and (2) redemption at the end of each time period:                $5       $14       $25       $55
---------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of the Portfolios. The Treasury Securities Portfolio also offers Class D shares, which are subject to the same expenses except that Class D shares bear different distribution and transfer agent costs. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information regarding these differences may be found under "The Manager," "The Adviser" and "Distribution and Shareholder Servicing".

FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants, whose report dated August 2, 1996, was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto included in the Statement of Additional Information under the heading "Financial Information." As of June 30, 1996, the Money Market Portfolio had not commenced operations. Additional performance information is set forth in the Trust's 1996 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734.

For a Class A Share Outstanding Throughout each Period

                                         Realized
                                           and
             Net Asset                  Unrealized     Distributions
               Value        Net           Gains          from Net        Distributions     Net Asset                 Net Assets
             Beginning   Investment         on          Investment       from Realized     Value End     Total      End of Period
             of Period     Income       Securities        Income         Capital Gains     of Period     Return         (000)
---------------------------------------------------------------------------------------------------------------------------------
--------------------
TREASURY SECURITIES
--------------------
1996           $1.00      $   0.05              --       $   (0.05)               --         $1.00         5.37%     $    832,393
1995            1.00          0.05              --           (0.05)               --          1.00         5.05         1,254,888
1994            1.00          0.03              --           (0.03)               --          1.00         3.00         1,501,510
1993            1.00          0.03              --           (0.03)               --          1.00         3.03         2,219,701
1992            1.00          0.05              --           (0.05)               --          1.00         4.69         2,304,153
1991            1.00          0.07              --           (0.07)               --          1.00         7.04         2,248,497
1990            1.00          0.08              --           (0.08)               --          1.00         8.41         2,076,845
1989            1.00          0.08              --           (0.08)               --          1.00         8.51         2,318,763
1988            1.00          0.06              --           (0.06)               --          1.00         6.56         2,671,802
1987            1.00          0.06              --           (0.06)               --          1.00         5.91         2,580,118
-------------------------
GOVERNMENT SECURITIES
-------------------------
1996           $1.00      $   0.05              --       $   (0.05)               --         $1.00         5.30%     $    169,133
1995            1.00          0.05              --           (0.05)               --          1.00         5.18           200,768
1994            1.00          0.03              --           (0.03)               --          1.00         3.04           255,554
1993            1.00          0.03              --           (0.03)               --          1.00         3.05           507,832
1992            1.00          0.05              --           (0.05)               --          1.00         4.72           399,938
1991            1.00          0.07              --           (0.07)               --          1.00         7.08           520,187
1990            1.00          0.08              --           (0.08)               --          1.00         8.48           368,318
1989            1.00          0.08              --           (0.08)               --          1.00         8.69           467,056
1988            1.00          0.07              --           (0.07)               --          1.00         6.83           523,274
1987            1.00          0.06              --           (0.06)               --          1.00         5.99           479,968

                                                          Ratio of
            Ratio of         Net          Expenses         Income
            Expenses      Investment     to Average      to Average
               to           Income       Net Assets      Net Assets
            Average       to Average     (Excluding      (Excluding
           Net Assets     Net Assets      Waivers)        Waivers)
--------------------------------------------------------------------
--------------------
TREASURY SECURITIES
--------------------
1996          0.44%          5.27%           0.52%          5.19%
1995          0.44           4.93            0.54           4.83
1994          0.44           2.91            0.51           2.84
1993          0.44           2.99            0.50           2.93
1992          0.44           4.60            0.50           4.50
1991          0.44           6.80            0.47           6.80
1990          0.44           8.10            0.45           8.10
1989          0.44           8.20            0.44           8.20
1988          0.44           6.40            0.44           6.40
1987          0.44           5.70            0.45           5.70
-------------------------
GOVERNMENT SECURITIES
-------------------------
1996          0.44%          5.19%           0.54%          5.09%
1995          0.44           5.04            0.53           4.95
1994          0.44           2.96            0.51           2.89
1993          0.44           3.00            0.50           2.94
1992          0.44           4.60            0.50           4.60
1991          0.44           6.80            0.48           6.70
1990          0.44           8.10            0.45           8.10
1989          0.44           8.30            0.46           8.30
1988          0.44           6.70            0.44           6.70
1987          0.44           5.80            0.46           5.80

                                         Realized
                                           and
             Net Asset                  Unrealized     Distributions
               Value        Net           Gains          from Net        Distributions     Net Asset                 Net Assets
             Beginning   Investment         on          Investment       from Realized     Value End     Total      End of Period
             of Period     Income       Securities        Income         Capital Gains     of Period     Return         (000)
---------------------------------------------------------------------------------------------------------------------------------
------------------
PRIME OBLIGATION
------------------
1996           $1.00      $   0.05              --       $   (0.05)               --         $1.00         5.39%     $    747,852
1995            1.00          0.05              --           (0.05)               --          1.00         5.20           940,863
1994            1.00          0.03              --           (0.03)               --          1.00         3.08           918,509
1993            1.00          0.03              --           (0.03)               --          1.00         3.07         1,173,109
1992            1.00          0.05              --           (0.05)               --          1.00         4.73         1,515,554
1991            1.00          0.07              --           (0.07)               --          1.00         7.36         1,729,845
1990            1.00          0.08              --           (0.08)               --          1.00         8.57         1,804,367
1989            1.00          0.09              --           (0.09)               --          1.00         8.85         2,160,859
1988            1.00          0.07              --           (0.07)               --          1.00         7.12         2,224,159
1987            1.00          0.06              --           (0.06)               --          1.00         6.08         1,851,072
---------------------
INSTITUTIONAL CASH*
---------------------
1996           $1.00      $ 0.0005              --       $ (0.0005)               --         $1.00         4.58%               --
1995            1.00        0.0003              --         (0.0003)               --          1.00         4.94                --
1994            1.00        0.0003              --         (0.0003)               --          1.00         2.60                --
1993            1.00        0.0003              --         (0.0003)               --          1.00         2.83                --
1992            1.00        0.0002              --         (0.0002)               --          1.00         3.47                --
1991            1.00        0.0003          0.0001         (0.0003)          (0.0001)         1.00         7.12                --
1990            1.00        0.0008          0.0003         (0.0008)          (0.0003)         1.00        10.22                --
1989            1.00        0.0007          0.0002         (0.0007)          (0.0002)         1.00         8.49                --
1988            1.00        0.0006          0.0001         (0.0006)          (0.0001)         1.00         4.02                --
1987(1)         1.00        0.0003              --         (0.0003)               --          1.00         5.48                --
----------------

                                                          Ratio of
            Ratio of         Net          Expenses         Income
            Expenses      Investment     to Average      to Average
               to           Income       Net Assets      Net Assets
            Average       to Average     (Excluding      (Excluding
           Net Assets     Net Assets      Waivers)        Waivers)
-------------------------------------------------------------------
------------------
PRIME OBLIGATION
------------------
1996          0.44%          5.27%           0.53%          5.18%
1995          0.44           5.21            0.53           5.12
1994          0.44           3.03            0.51           2.96
1993          0.44           3.04            0.50           2.98
1992          0.44           4.70            0.49           4.60
1991          0.44           7.10            0.47           7.10
1990          0.44           8.30            0.45           8.30
1989          0.44           8.50            0.44           8.50
1988          0.44           6.90            0.44           6.90
1987          0.44           5.90            0.45           5.90
---------------------
INSTITUTIONAL CASH*
---------------------
1996          0.44%          4.58%           0.44%          4.58%
1995          0.44           5.19            0.44           5.19
1994          0.44           2.63            0.44           2.63
1993          0.44           2.66            0.44           2.66
1992          0.44           3.50            0.44           3.50
1991          0.42           5.90            0.42           5.90
1990          0.44           7.80            0.44           7.80
1989          0.44           6.80            0.44           6.80
1988          0.44           5.20            0.44           5.20
1987(1)       0.44           5.30            0.44           5.30
---------

(1)  Institutional Cash Fund commenced operations on December 31, 1986.
*    Annualized
     Amounts designated as "--" are either $0 or have been rounded to $0.

THE TRUST

SEI LIQUID ASSET TRUST (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified investment portfolios. This Prospectus offers Class A shares of the Trust's Treasury Securities, Government Securities, Prime Obligation, Institutional Cash and Money Market Portfolios (each a "Portfolio" and, together, the "Portfolios"). The Treasury Securities Portfolio also offers Class D shares. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES

TREASURY SECURITIES
PORTFOLIO             The Treasury Securities Portfolio seeks to preserve
                      principal value and maintain a high degree of liquidity while providing current income.
                             The Portfolio invests exclusively in U.S. Treasury
                      obligations and repurchase agreements involving such obligations. The repurchase agreement dealers selected for the Treasury Securities Portfolio must meet certain creditworthiness criteria established by Standard & Poor's
                      Corporation ("S&P").

GOVERNMENT
SECURITIES PORTFOLIO  The Government Securities Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income.
                             The Portfolio invests exclusively in U.S. Treasury
                      obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government, and repurchase agreements involving such obligations.

PRIME OBLIGATION
PORTFOLIO             The Prime Obligation Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income.
                             The Portfolio invests exclusively in: (i)
                      commercial paper rated at least A-1 by S&P or Prime-1 by Moody's Investors Service, Inc. ("Moody's") at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. commercial banks or savings and loan institutions that are members of the Federal Reserve System or are insured by the Federal
                      Deposit Insurance Corporation, which banks or institutions have total assets of $500 million or more as shown on their most recent public financial statements, at the time of investment, provided that such obligations are rated in the top two short-term rating categories by two or more nationally recognized statistical rating organizations
                      ("NRSROs"), or one NRSRO if only one NRSRO has rated the security at the time of investment or, if not rated, determined by the Adviser to be of comparable quality;
                      (iii) short-term corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (iv) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and which carry yields that are competitive with those of other types of money market instruments of comparable quality;
                      (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (vi) repurchase agreements involving any of the foregoing obligations.

INSTITUTIONAL CASH
PORTFOLIO             The Institutional Cash Portfolio seeks to preserve
                      principal value and maintain a high degree of liquidity while providing current income.
                             The Portfolio invests exclusively in U.S. Treasury
                      obligations.

MONEY MARKET
PORTFOLIO             The Money Market Portfolio seeks to preserve principal
                      value and maintain a high degree of liquidity while providing current income.
                             The Portfolio invests in the following U.S. dollar
                      denominated obligations: (i) commercial paper issued by U.S. and foreign issuers rated at the time of investment in the highest short-term rating category by two or more
                      NRSROs, or one NRSRO if only one NRSRO has rated the security or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks, provided that such institutions
                      (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements, at the time of investment;
                      (iii) short-term corporate obligations issued by U.S. and foreign issuers with a remaining term of not more than 397 days that issue commercial paper of comparable priority and security meeting the above ratings; (iv) short-term obligations issued by state and local governmental issuers which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, or, if not rated, determined by the Adviser to be of comparable quality, and which carry yields that are competitive with those of other types of money market instruments of comparable quality; (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; (vi) U.S. dollar denominated obligations of foreign governments, including
                      Canadian and Provincial Government and Crown Agency obligations; (vii) repurchase agreements involving any of the foregoing obligations; and (viii) custodial receipts representing investments in component parts of U.S.
                      Treasury obligations.
                             There can be no assurance that the Portfolios will
                      achieve their respective investment objectives.

GENERAL
INVESTMENT
POLICIES

                      In purchasing obligations, each Portfolio complies with the requirements of Rule 2a-7 under the 1940 Act, as that Rule may be amended from time to time. These requirements currently provide that each Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, each Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two NRSROs (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest. Purchases of unrated securities will be ratified by the Trust's Board of Trustees.
                             Securities rated in the highest rating category
                      (e.g., A-1 by S&P) by at least two NRSROs (or by one NRSRO if only one NRSRO has rated the security, or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities. Each Portfolio will invest, in the aggregate, no more than 5% of its assets in second tier securities, and any investment in any one second tier security is limited to the greater of 1% of a Portfolio's total assets or $1 million.
                             The quality, maturity and diversification
                      requirements of the Government Securities and Prime Obligation Portfolios are more restrictive than those imposed by Rule 2a-7. The Government Securities and Prime Obligation Portfolios may only purchase securities with a remaining maturity of 365 days or less, and, as a matter of non-fundamental policy, will maintain a dollar-weighted average portfolio maturity of 90 days or less. If Shareholders of these Portfolios elect to modify the Portfolios' investment limitations in the future, the Portfolios could take advantage of certain provisions in the Rule that are more liberal than the Portfolios' policies and that are followed by the Trust's other Portfolios.
                             The Money Market and Prime Obligation Portfolios
                      may invest up to 10% of their net assets in illiquid securities. However, restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

                             Each Portfolio may purchase securities on a
                      when-issued or delayed delivery basis.
                             For additional information regarding the
                      Portfolios' permitted investments and the ratings referred to above, see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS

                      The investment objective and certain of the investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.
                             It is a fundamental policy of each Portfolio to use
                      its best efforts to maintain a constant net asset value of $1.00 per share. In addition, it is a fundamental policy of each of the Government Securities and Prime Obligation Portfolios to invest its assets solely in the securities listed as appropriate investments for that Portfolio.

                      Each Portfolio may not:
                      1. Purchase securities of any issuer (except securities
                         issued or guaranteed by the U.S. Government, its agencies or instrumentalities and any securities guaranteed thereby) if as a result more than 5% of the total assets of the Portfolio (based on fair market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Treasury Securities, Money Market and Institutional Cash Portfolios may temporarily invest up to 25% of their total assets without regard to this restriction as permitted by Rule 2a-7.
                      2. Purchase any securities which would cause more than 25%
                         of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
                      3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for that Portfolio and any interest paid on such borrowings will reduce the income of that Portfolio.

                      The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER

                      SEI Fund Management ("SEI Management"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. SEI Management also serves as transfer agent (the "Transfer Agent") to certain classes of the Trust.
                             For its management services, SEI Management is
                      entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .42% of the average daily net assets of each Portfolio, except the Institutional Cash Portfolio, for which SEI Management is entitled to a fee of .36% of the Portfolio's average daily net assets. SEI Management has contractually agreed to waive all or a portion of its fee with respect to each Portfolio, except the Institutional Cash Portfolio, in order to limit the total operating expenses of the Class A shares of such Portfolios to not more than .44% of its average daily net assets. For the Institutional Cash Portfolio only, this waiver is voluntary and may be terminated at any time in SEI Management's sole discretion.
                             For the fiscal year ended June 30, 1996, the
                      Treasury Securities, Government Securities, Prime Obligation, and Institutional Cash Portfolios paid management fees, after waivers, of .33%, .33%, .33% and .36%, respectively, of their average daily net assets. As of June 30, 1996, the Money Market Portfolio had not commenced operations.

THE ADVISER

                      Wellington Management Company, LLP (the "Adviser"), 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to each Portfolio. The Adviser, under an investment advisory agreement with the Trust, invests the assets of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.
                             As of September 30, 1996, the Adviser had
                      investment management authority with respect to approximately $123.8 billion of assets, including the assets of the Trust and SEI Daily Income Trust, which is an open-end management investment company administered by the Manager. The Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The Adviser's predecessor organizations have provided investment advisory services to investment companies since 1933, and to investment counseling clients since 1960. The Adviser is a Massachusetts limited liability partnership, of which the following persons are managing partners:
                      Robert W. Doran, Duncan M. McFarland and John R. Ryan.

                             The Adviser is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .075% of the combined average daily net assets of the Trust's Portfolios up to $500 million, and .02% of such average daily net assets in excess of $500 million. Such fees are allocated daily among the Portfolios of the Trust on the basis of their relative net assets. For the fiscal year ended June 30, 1996, the Treasury Securities, Government Securities, Prime Obligation, and Institutional Cash Portfolios paid advisory fees, after fee waivers, of .03%, .03%, .03%, and .00%, respectively, of their relative net assets. As of June 30, 1996, the Money Market Portfolio had not commenced operations.

DISTRIBUTION
AND SHAREHOLDER
SERVICING

                      SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation, serves as each Portfolio's distributor pursuant to a distribution agreement with the Trust. The Portfolios have adopted a shareholder service plan for their Class A shares (the "Class A Plan"). The Treasury Securities Portfolio has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").
                             Under the Class A Plan, a shareholder servicing fee
                      of up to .25% of average daily net assets attributable to Class A shares will be paid to the Distributor. Under the Class A Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Class A Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties. The Distributor is currently waiving all shareholder servicing fees payable under the Class A Plan for each Portfolio.
                             It is possible that an institution may offer
                      different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.
                             The Trust may also execute brokerage or other
                      agency transactions through the Distributor for which the Distributor may receive usual and customary compensation.

                             In addition, the Distributor may, from time to time
                      in its sole discretion, institute one or more promotional incentive programs, which will be paid by the Distributor from its own resources. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all dealers and predicated upon the amount of shares of the Portfolios sold by the dealer.

PURCHASE AND
REDEMPTION OF
SHARES

                      Financial institutions may acquire Class A shares of the Portfolios for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Shares of the Portfolios are offered only to residents of states in which the shares are eligible for purchase.
                             Shares of each Portfolio may be purchased or
                      redeemed on days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on Federal holidays on which wire transfers are restricted.
                             Shareholders who desire to purchase shares must
                      place their orders with the Transfer Agent prior to 2:00 p.m., Eastern time (12:00 p.m., Eastern time for the Institutional Cash Portfolio), on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.
                             The Trust will send shareholders a statement after
                      each purchase or redemption transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. Net asset value per share is determined daily as of 2:00 p.m., Eastern time (12:00 p.m., Eastern time for the Institutional Cash Portfolio), on each Business Day.
                             Shareholders who desire to redeem shares of a
                      Portfolio must place their redemption orders with the Transfer Agent prior to 2:00 p.m., Eastern time (12:00 p.m., Eastern time for the Institutional Cash Portfolio), on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemptions will be made as promptly as possible and, in any event, within seven days after the redemption order is received.
                             Purchase and redemption orders may be placed by
                      telephone. Neither the Trust nor the Trust's Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.
                             If market conditions are extraordinarily active, or
                      other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE

                      From time to time, the Portfolios may advertise "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolios refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.
                             A Portfolio may periodically compare its
                      performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives.

                             The performance of the Class A shares will normally
                      be higher than the performance of the Class D shares of the Portfolio because of additional distribution and transfer agent expenses charged to Class D shares.

TAXES

                      The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolios or their shareholders. In addition, state and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status
of the Portfolios     Each Portfolio is treated as a separate entity for federal tax purposes and is not combined with the Trust's other
                      Portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.

Tax Status
of Distributions      Each Portfolio distributes substantially all of its net
                      investment income (including net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares). Distributions of net capital gains are taxable as long-term capital gains, regardless of how long shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. Dividends and distributions of capital gains paid by each Portfolio do not qualify for the dividends-received deduction for corporate shareholders.
                      Each Portfolio will provide annual reports to shareholders of the federal income tax status of all distributions.
                             Dividends declared by a Portfolio in October,
                      November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following
                      January.
                             Each Portfolio intends to make sufficient
                      distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

                             With respect to investments in U.S. Treasury
                      STRIPS, which are sold at original issue discount and thus do not make periodic cash interest payments, each Portfolio will be required to include as part of its current income, the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities in order to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and, which may result in a taxable gain or loss.
                             Investment income received by the Portfolios on
                      direct U.S. Government obligations is exempt from tax at the state level when received directly by a Portfolio, and may be exempt, depending on the state, when received by a shareholder as income dividends from any Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.
                             Each sale, exchange, or redemption of any
                      Portfolio's shares is a taxable transaction to the shareholder.

GENERAL
INFORMATION

The Trust             SEI Liquid Asset Trust (the "Trust") was organized as a
                      Massachusetts business trust under a Declaration of Trust dated July 20, 1981. The Declaration of Trust permits the
                      Trust to offer separate Portfolios of shares and different classes of each Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio or class and are subject to liabilities related thereto.
                             The Trust pays its expenses, including fees of its
                      service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights         Each share held entitles the shareholder of record to one
                      vote. The shareholders of each Portfolio or class of the Trust will vote separately on matters relating solely to that Portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
                             As of August 1, 1996, Vose & Co. and Repub & Co.
                      owned a controlling interest (as defined by the Investment
                      Company Act of 1940) in the Trust's Government Securities
                      Portfolio.

Reporting             The Trust issues unaudited financial statements
                      semi-annually and audited financial statements annually.
                      The Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder Inquiries Shareholder inquiries should be directed to the Manager,
                      SEI Fund Management, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

Dividends             Substantially all of the net investment income (exclusive
                      of capital gains) of each Portfolio is periodically declared and paid as a dividend. Dividends are paid by the Portfolio in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. Currently, capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, are distributed at least annually.

Counsel and
 Independent
  Accountants         Morgan, Lewis & Bockius LLP serves as counsel to the
                      Trust. Price Waterhouse LLP serves as the independent accountants to the Trust.

Custodian and Wire
 Agent                CoreStates Bank, N.A., Broad and Chestnut Streets, P.O.
                      Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), serves as custodian of the Trust's assets and as wire agent of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION
OF PERMITTED
INVESTMENTS
AND RISK FACTORS

                      The following is a description of certain of the permitted investments for the Portfolios, and the associated risk factors:

Bank Notes            Bank notes are notes used to represent debt obligations
                      issued by banks in large denominations.

Bankers' Acceptance   A bankers' acceptance is a bill of exchange or time drafts drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of
  Deposit Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

Commercial Paper      Commercial paper is the term used to designate unsecured
                      short-term promissory notes issued by municipalities, corporations and other entities. Maturities on these issues vary from one to 270 days. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Demand Instruments    Demand instruments are instruments which may involve a
                      conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. They may include variable amount master demand notes.

Foreign Securities    The Money Market Portfolio may invest in U.S. dollar
                      denominated obligations of issuers domiciled outside of the United States ("Yankees"), securities issued by foreign branches of U.S. commercial banks and of U.S. and London branches of foreign banks, and obligations and securities of foreign governments, including Canadian and Provincial Government and Crown Agency obligations.
                      Investments in such instruments involve risks that are different from investments in securities of U.S. banks.
                      These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Foreign branches of foreign banks are not regulated by U.S. banking authorities and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. Additionally, there may be less public information available about foreign banks and their branches. However, the Adviser attempts to minimize these risks by investing only in those instruments which satisfy the quality and maturity restrictions applicable to the Portfolio.

Illiquid Securities   Illiquid securities are securities which cannot be sold or disposed of within seven business days at approximately the value at which they are being carried on a Portfolio's books. Illiquid securities may include demand instruments with demand notice periods exceeding seven days for which there is no secondary market, and repurchase agreements with maturities over seven days in length.

Municipal Securities  Municipal Securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                             Municipal Securities include both municipal notes
                      and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.
                             General obligation bonds are backed by the taxing
                      power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.
                             Taxable Municipal Securities: Taxable Municipal
                      Securities are Municipal Securities the interest on which is not exempt from federal income tax. Taxable Municipal Securities include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

Repurchase Agreements Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Portfolio or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the resale price. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Restricted Securities Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

Time Deposits         Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Similar to a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

U.S. Government
 Agency Obligations   Certain federal agencies, such as the Government National
                      Mortgage Association ("GNMA"), have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S.
                      Government, are either backed by the full faith and credit of the United States (such as GNMA securities) or supported by the issuing agency's right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (such as Federal
                      National Mortgage Association securities). Any guarantee by the U.S. Government agencies or instrumentalities of all securities in which a Portfolio invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of the security or the yield or value of shares of that Portfolio.

U.S. Treasury
Obligations           U.S. Treasury obligations consist of bills, notes and
                      bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered
                      Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system.

                             STRIPS are sold as zero coupon securities, which
                      means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments. See also "Taxes."

Variable and Floating
Rate
Instruments           Certain of the obligations purchased by a Portfolio may
                      carry variable or floating rates of interest and may involve a conditional or unconditional demand feature.
                      Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued and
Delayed Delivery
Securities            When-issued or delayed delivery transactions involve the
                      purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses.........................     2
Financial Highlights..............................     3
The Trust.........................................     5
Investment Objectives and Policies................     5
General Investment Policies.......................     7
Investment Limitations............................     8
The Manager.......................................     9
The Adviser.......................................     9
Distribution and Shareholder Servicing............    10
Purchase and Redemption of Shares.................    11
Performance.......................................    12
Taxes.............................................    13
General Information...............................    14
Description of Permitted Investments and Risk
  Factors.........................................    16

PROSPECTUS
OCTOBER 30, 1996
--------------------------------------------------------------------------------

TREASURY SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

Please read this prospectus carefully before investing, and keep it on file for future reference. It contains information that can help you decide if the Portfolio's investment goals match your own.

A Statement of Additional Information dated October 30, 1996, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-5734, or by calling 1-800-437-6016. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI Liquid Asset Trust (the "Trust") is an open-end management investment company, certain classes of which offer shareholders a convenient means of investing their funds in one or more professionally managed diversified portfolios of securities. The Treasury Securities Portfolio offers two classes of shares, Class A shares and Class D shares. Class D shares differ from Class A shares primarily in the allocation of certain distribution expenses and transfer agent fees. Class D shares are available through SEI Financial Services Company (the Trust's distributor), and through participating broker-dealers, financial institutions and other organizations. This Prospectus offers Class D shares of the Trust's Treasury Securities Portfolio (the "Portfolio").

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

HOW TO READ THIS PROSPECTUS

This Prospectus provides information that you should know about the Portfolio before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol. [SYMBOL]

FUND HIGHLIGHTS

The following summary provides basic information about the Class D shares of the Trust's Treasury Securities Portfolio. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT
OBJECTIVE AND
POLICIES              The Treasury Securities Portfolio seeks to preserve
                      principal value and maintain a high degree of liquidity
                      while providing current income. See "Investment Objective
                      and Policies" and "Description of Permitted Investments
                      and Risk Factors."
UNDERSTANDING RISK    There can be no assurance that the Portfolio will achieve
                      its investment objective. See "Investment Objective and
                      Policies" and "Description of Permitted Investments and
                      Risk Factors."
MANAGEMENT PROFILE    Wellington Management Company, LLP (the "Adviser")
                      serves as the investment adviser to the Portfolio. The
                      Adviser is a professional investment counseling firm which has been providing investment advisory services to mutual funds since 1933. SEI Fund Management serves as the manager and shareholder servicing agent of the Trust
                      (the "Manager"). DST Systems, Inc. ("DST") serves as transfer agent (the "Transfer Agent") and dividend disbursing agent for the Class D shares of the Trust. SEI
                      Financial Services Company serves as distributor (the
                      "Distributor") of the Trust's shares. See "The Manager,"
                      "The Adviser" and "Distribution and Shareholder
                      Servicing."
                                                     TABLE OF
                                                     CONTENTS

                                                     Fund Highlights........  2
                                                     Portfolio Expenses.....  4
                                                     Financial Highlights...  5
                                                     Your Account and Doing
                                                       Business with Us.....  6
                                                     Investment Objective and
                                                       Policies.............  9
                                                     General Investment
                                                     Policies...............  9
                                                     Investment
                                                     Limitations............  9
                                                     The Manager...........  10
                                                     The Adviser...........  11
                                                     Distribution and
                                                     Shareholder
                                                       Servicing...........  11
                                                     Performance...........  12
                                                     Taxes.................  13
                                                     Additional Information
                                                     About
                                                       Doing Business With
                                                     Us....................  15
                                                     General Information...  17
                                                     Description of Permitted
                                                       Investments and Risk
                                                       Factors.............  19

YOUR ACCOUNT
AND DOING BUSINESS
WITH US               You may open an account with just $1,000 and make
                      additional investments with as little as $100. Redemptions of the Portfolio's shares are made at net asset value per
                      share. See "Purchase of Shares" and "Redemption of
                      Shares."
DIVIDENDS             Substantially all of the net investment income
                      (exclusive of capital gains) of the Portfolio is distributed in the form of dividends that will be declared daily and paid monthly on the first Business Day of each month. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. See "Dividends."

INFORMATION/
SERVICE CONTACTS      For more information about Class D shares, call SEI
                      Financial Services Company at 1-800-437-6016.


                                                     [SYMBOL]  INVESTMENT
                                                               PHILOSOPHY
                                                     Believing that no single
                                                     investment adviser can
                                                     deliver outstanding
                                                     performance in every
                                                     investment category, only
                                                     those advisers who have
                                                     distinguished themselves
                                                     within their areas of
                                                     specialization are selected
                                                     to advise our mutual funds.

PORTFOLIO EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class D shares.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)
--------------------------------------------------------------------------------

                                                                                                              Treasury
                                                                                                             Securities
                                                                                                              Portfolio
                                                                                                             -----------
Maximum Sales Charge Imposed on Purchases                                                                       None
Maximum Sales Charge Imposed on Reinvested Dividends                                                            None
Redemption Fees (1)                                                                                             None
---------------------------------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                                                                              Treasury
                                                                                                             Securities
                                                                                                              Portfolio
                                                                                                             -----------
Management/Advisory fees (after fee waiver) (2)                                                                 .39%
12b-1 fees (after fee waivers) (3)                                                                              .20%
Other Expenses                                                                                                  .20%
---------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (2) (3) (4)                                                        .79%
---------------------------------------------------------------------------------------------------------------------

(1) A charge, currently $10.00, is imposed on wires of redemption proceeds of the Portfolio's Class D shares.
(2) The Manager has agreed to waive its fee in an amount necessary to limit the total operating expenses for Class D shares of the Portfolio to not more than .84% of its average daily net assets. Absent this waiver, management/advisory fees, would have been .45%. The Portfolio's Management/Advisory fees have been restated to reflect reductions in fee waivers.
(3) The Distributor has waived, on a voluntary basis, all or a portion of its 12b-1 fee, and the 12b-1 Fees shown reflect this waiver. The Distributor reserves its right to terminate this waiver at any time in its sole discretion. Absent such waiver, 12b-1 Fees would be .25% for the Portfolio.
(4) Absent waivers, Total Operating Expenses of the Class D shares of the Portfolio would be .90%. Additional information may be found under "The Manager and Shareholder Servicing Agent," "The Adviser" and "Distribution."

EXAMPLE

------------------------------------------------------------------------------------------------------------------------------
                                                                                          1 YR.    3 YRS.    5 YRS.    10 YRS.
                                                                                          -----    ------    ------    -------
An investor in the Class D shares of the Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:
    Treasury Securities Portfolio                                                          $ 8      $ 25      $ 44       $98
------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The information set forth in the foregoing table and example relates only to the Class D shares. The Portfolio also offers Class A shares, which are subject to the same expenses, except there are no transfer agent costs, and there are different shareholder servicing costs. A person who purchases shares through an account with a financial institution may be charged separate fees by that institution. Additional information may be found under "The Manager," "The Adviser" and "Distribution and Shareholder Servicing." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants, whose report dated August 2, 1996, was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto included in the Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1996 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-437-6016.

For a Class D Share Outstanding Throughout each Period

                                                                                                Distributions
                            Net Asset                                          Distributions         from
                              Value         Net              Realized            from Net          Realized       Net Asset
                            Beginning    Investment    and Unrealized Gains     Investment         Capital        Value End
                            of Period      Income         on Securities           Income            Gains         of Period
---------------------------------------------------------------------------------------------------------------------------
--------------------
TREASURY SECURITIES
--------------------
1996                          $1.00        $ 0.05               --                $ (0.05)            --            $1.00
1995                           1.00          0.05               --                  (0.05)            --             1.00
1994 (1)                       1.00          0.01               --                  (0.01)            --             1.00

                                                                                                      Ratio of
                                                         Ratio of      Investment     to Average     to Average
                                       Net Asset       Expenses to       Income       Net Assets     Net Assets
                           Total     End of Period       Average       to Average     (Excluding     (Excluding
                           Return        (000)          Net Assets     Net Assets      Waivers)       Waivers)
---------------------------------------------------------------------------------------------------------------------------
--------------------
TREASURY SECURITIES
--------------------
1996                         5.01%       $  219             0.79%          4.92%          0.87%          4.84%
1995                         4.69         9.798             0.79           5.15           0.89           5.05
1994 (1)                     0.50**          23             0.79*          3.23*          0.98*          3.04*

(1)  Treasury Securities Class D commenced operations on May 4, 1994.
*    Annualized
**   Not Annualized
     Amounts designated as "--" are either $0 or have been rounded to $0.

YOUR ACCOUNT AND DOING BUSINESS
WITH US

Class D shares of the Portfolio are sold on a continuous basis and may be purchased directly from the Trust's Distributor, SEI Financial Services Company. Shares may also be purchased through financial institutions, broker-dealers, or other organizations which have established a dealer agreement or other arrangement with the Distributor ("Intermediaries"). For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------

HOW TO BUY, SELL
AND EXCHANGE
SHARES THROUGH
INTERMEDIARIES        Class D shares of the Portfolio may be purchased through
                      Intermediaries which provide various levels of shareholder services to their customers. Contact your Intermediary for information about the services available to you and for specific instructions on how to buy, sell and exchange shares. To allow for processing and transmittal of orders to the Transfer Agent on the same day, Intermediaries may impose earlier cut-off times for receipt of purchase orders. Certain Intermediaries may charge customer account fees. Information concerning shareholder services and any charges will be provided to the customer by the Intermediary. Certain of these Intermediaries may be required to register as broker-dealers under state law.
                             The shares you purchase through an Intermediary may
                      be held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.

HOW TO BUY SHARES
FROM THE DISTRIBUTOR  Application forms can be obtained by calling
                      1-800-437-6016. Class D shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.

Opening an Account
By Check You may buy Class D shares by mailing a completed application and a check (or other negotiable bank instrument or money order) payable to "Class D (Treasury Securities Portfolio)". If you send a check that does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted.

By Fed Wire           To buy shares by Fed Wire call the Transfer Agent
                      toll-free at 1-800-437-6016.
                                                     [SYMBOL]  WHAT IS AN
                                                               INTERMEDIARY?
                                                     Any entity, such as a
                                                     bank, broker-dealer,
                                                     other financial
                                                     institution, association
                                                     or organization which
                                                     has entered into an
                                                     arrangement with the
                                                     Distributor to sell
                                                     Class D shares to its
                                                     customers.

Automatic
Investment Plan
("AIP") You may systematically buy Class D shares through deductions from your checking or savings account, provided these accounts are maintained through banks which are part of the Automated Clearing House ("ACH") system. You may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts as low as $25, or as high as $100,000. Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The AIP is subject to account minimum initial purchase amounts and minimum balance maintenance requirements.

EXCHANGING SHARES
When Can You
Exchange Shares?      Once payment for your shares has been received and
                      accepted (i.e., an account has been established), you may exchange some or all of your shares for Class D shares of SEI International Trust and SEI Institutional Managed
                      Trust ("SEI Funds"). Exchanges are made at net asset value plus any applicable sales charge.
When Do Sales Charges
Apply to an Exchange? SEI Funds' portfolios that are not money market portfolios currently impose a sales charge on Class D shares. If you exchange into one of these "non-money market" portfolios, you will have to pay a sales charge on any portion of your exchanged Class D shares for which you have not previously paid a sales charge.
                             If you previously paid a sales charge on your
                      Class D shares, no additional sales charge will be assessed when you exchange those Class D shares for other
                      Class D shares.
                             If you buy Class D shares of a "non-money market"
                      fund and you receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on your exchange, the Trust will assume that the first shares you exchange are those on which you have already paid a sales charge. Sales charge waivers may also be available under certain circumstances described in the SEI Funds' prospectuses.
                             The Trust reserves the right to change the terms
                      and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. The Trust also reserves the right to deny an exchange request made within 60 days of the purchase of a "non-money market" portfolio.

Requesting an Exchange
of Shares             To request an exchange, you must provide proper
                      instructions in writing to the Transfer Agent. Telephone exchanges will also be accepted if you previously elected this option on your account application.
                             In the case of shares held "of record" by an
                      Intermediary but beneficially owned by you, you should contact the Intermediary who will contact the Transfer
                      Agent and effect the exchange on your behalf.

                                                     [SYMBOL]  HOW DOES AN
                                                               EXCHANGE
                                                               TAKE PLACE?
                                                     When making an exchange,
                                                     you authorize the sale
                                                     of your shares of one or
                                                     more Portfolios in order
                                                     to purchase the shares
                                                     of another Portfolio. In
                                                     other words, you are
                                                     executing a sell order
                                                     and then a buy order.
                                                     This sale of your shares
                                                     is a taxable event which
                                                     could result in a
                                                     taxable gain or loss.

HOW TO SELL SHARES
THROUGH THE
DISTRIBUTOR
By Mail
                      To sell your shares, a written request for redemption in
                      good order must be received by the Transfer Agent. Valid
                      written redemption requests will be effective on receipt.
                      All shareholders of record must sign the redemption
                      request. The Transfer Agent may require that the
                      signatures on written requests be guaranteed.
                             For information about the proper form of redemption
                      requests, call 1-800-437-6016. You may also have the
                      proceeds mailed to an address of record or mailed (or sent by ACH) to a commercial bank account previously designated on the Account Application or specified by written
                      instruction to the Transfer Agent. There is no charge for
                      having redemption requests mailed to a designated bank
                      account.
By Telephone          You may sell your shares by telephone if you previously
                      elected that option on the Account Application. You may have the proceeds mailed to the address of record, wired or sent by ACH to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next
                      Business Day following receipt of a valid telephone request for redemption. Wire redemption requests may be made by calling 1-800-437-6016. A wire redemption charge
                      (presently $10.00) will be deducted from the amount of the redemption.

Systematic
Withdrawal Plan
("SWP") You may establish a systematic withdrawal plan for an account with a $10,000 minimum balance. Under the plan, redemptions can be automatically processed from accounts (monthly, quarterly, semi-annually or annually) by check or by ACH with a minimum redemption amount of $50.

Check-Writing         Check-Writing Service is offered free of charge to Class D shareholders in the Portfolio. You may redeem shares by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears.
                             Because of the difficulty of determining in advance
                      the exact value of your account, you may not use a check to close your account. The checks are free, but your account will be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons.

                                                     [SYMBOL]  WHAT IS A
                                                               SIGNATURE
                                                               GUARANTEE?
                                                     A signature guarantee
                                                     verifies the
                                                     authenticity of your
                                                     signature and may be
                                                     obtained from any of the
                                                     following: banks,
                                                     brokers, dealers,
                                                     certain credit unions,
                                                     securities exchange or
                                                     association, clearing
                                                     agency or savings
                                                     association. A notary
                                                     public cannot provide a
                                                     signature guarantee.

INVESTMENT
OBJECTIVE AND
POLICIES

TREASURY SECURITIES
PORTFOLIO             The investment objective of the Treasury Securities
                      Portfolio is to preserve principal value and maintain a
                      high degree of liquidity while providing current income.
                             The Treasury Securities Portfolio invests
                      exclusively in U.S. Treasury obligations and repurchase
                      agreements involving such obligations. The repurchase agreement dealers selected for the Treasury Securities
                      Portfolio must meet certain creditworthiness criteria established by Standard & Poor's Corporation ("S&P").
                             There can be no assurance that the Portfolio
                      will achieve its investment objective.

GENERAL
INVESTMENT
POLICIES

                      In purchasing obligations, the Portfolio complies with the requirements of Rule 2a-7 under the 1940 Act, as that Rule may be amended from time to time. These requirements currently provide that the Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less.
                             For additional information regarding the
                      Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS

                      The investment objective and certain of the investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares. It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share.

                      The Portfolio may not:
                      1. Purchase securities of any issuer (except securities
                         issued or guaranteed by the U.S. Government, its agencies or instrumentalities and any securities guaranteed

                                                     [SYMBOL]  WHAT ARE
                                                               INVESTMENT
                                                               OBJECTIVES AND
                                                               POLICIES?
                                                     A Portfolio's investment
                                                     objective is a statement
                                                     of what it seeks to
                                                     achieve. It is important
                                                     to make sure that the
                                                     investment objective
                                                     matches your own
                                                     financial needs and
                                                     circumstances. The
                                                     investment policies
                                                     section spells out the
                                                     types of securities in
                                                     which the Portfolio
                                                     invests.

                         thereby) if as a result more than 5% of total assets of the Portfolio (based on fair market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Portfolio may temporarily invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7.

                      2. Purchase any securities which would cause more than 25%
                         of the total assets of the Portfolio based on fair market value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
                      3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for the Portfolio and any interest paid on such borrowings will reduce the income of the Portfolio.

                      The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER

                      SEI Fund Management ("SEI Management"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities and for acting as shareholder servicing agent.
                             For its management services, SEI Management is
                      entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .42% of the average daily net assets of the Treasury Securities Portfolio. SEI Management has contractually agreed to waive a portion of its fee in order to limit total operating expenses on an annualized basis to not more than .84% of the average daily net assets of the Class D shares of the Portfolio on an annualized basis. For the fiscal year ended June 30, 1996, the Portfolio paid management fees, after fee waivers, of .33% of the Portfolio's average daily net assets.
                             The Trust and DST Systems, Inc., 1004 Baltimore
                      St., 2nd Floor, Kansas City, Missouri, 64105, have entered into a separate transfer agent agreement with respect to the Class D shares of the Portfolio. Under this agreement, DST acts as the transfer agent and dividend disbursing agent (the "Transfer Agent") for the Class D shares of the Trust.

THE ADVISER

                      Wellington Management Company, LLP (the "Adviser") 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Portfolio.
                      The Adviser, under an
                      investment advisory
                      agreement with the Trust,
                      invests the assets of the
                      Portfolio and continuously
                      reviews, supervises and
                      administers the Portfolio's
                      investment program, subject
                      to the supervision of, and
                      policies set by, the Trustees
                      of the Trust.
                             As of September 30,
                      1996, the Adviser had
                      investment management
                      authority with respect to
                      approximately $123.8 billion
                      of assets, including the
                      assets of the Trust and SEI
                      Daily Income Trust, which is
                      an open-end money market investment company administered by the Manager. The Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The Adviser's predecessor organizations have provided investment advisory services to investment companies since 1933, and to investment counseling clients since 1960. The Adviser is a Massachusetts limited liability partnership, of which the following persons are managing partners:
                      Robert W. Doran, Duncan M. McFarland and John R. Ryan.
                             The Adviser is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of
                      .075% of the combined average daily net assets of the Trust's Portfolios up to $500 million, and .02% of such assets in excess of $500 million. Such fees are allocated daily among the Portfolios of the Trust on the basis of their relative net assets. For the fiscal year ended June 30, 1996, the Treasury Securities Portfolio paid advisory fees, after fee waivers, of .03% of its relative net assets.

DISTRIBUTION AND SHAREHOLDER SERVICING

                      SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Portfolio has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio has adopted a shareholder servicing plan for its Class A shares (the "Class A Plan").
                             The Class D Plan provides for payments to the
                      Distributor at an annual rate of .25% of the Portfolio's average daily net assets attributable to Class D Shares.
                                                               INVESTMENT
                                                               ADVISER
                                                     A Portfolio's investment
                                                     adviser manages the
                                                     investment activities
                                                     and is responsible for
                                                     the performance of the
                                                     Portfolio. The adviser
                                                     conducts investment
                                                     research, executes
                                                     investment strategies
                                                     based on an assessment
                                                     of economic and market
                                                     conditions, and
                                                     determines which
                                                     securities to buy, hold
                                                     or sell.

                      This payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. Currently, the Distributor is taking this compensation payment under the Class D Plan at a rate of .20% of the Portfolio's average daily net assets, on an annualized basis, attributable to Class D shares.
                             It is possible that an institution may offer
                      different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.
                             The Trust may execute brokerage or other agency
                      transactions through the Distributor for which the Distributor may receive compensation.
                             The Distributor may, from time to time in its sole
                      discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from its own resources. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolio. Such promotional incentives will be offered uniformly to all shares of the Portfolio, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolio sold by such dealer.

PERFORMANCE

                      From time to time, the Portfolio may advertise "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolio refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.
                             The Portfolio may periodically compare its
                      performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives.
                             For the Portfolio, the performance of the Class A
                      shares will normally be higher than the performance of the Class D shares of the Portfolio because of additional distribution and transfer agent expenses charged to Class D shares.

TAXES

                      The following summary of federal income tax consequences
                      is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.
                      No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of
                      the Portfolio or its shareholders. In addition, state and
                      local tax consequences of an investment in the Portfolio
                      may differ from the federal income tax consequences
                      described below. Accordingly, Shareholders are urged to
                      consult their tax advisers regarding specific questions
                      as to federal, state and local income taxes. Additional
                      information concerning taxes is set forth in the
                      Statement of Additional Information.
Tax Status
of the Portfolio      The Portfolio is treated as a separate entity for federal
                      tax purposes and is not combined with the Trust's other
                      Portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies under subchapter M of the Internal
                      Revenue Code of 1986, as amended, so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.

Tax Status
of Distributions
                      The Portfolio will distribute substantially all of its net investment income (including net short-term capital gains) and net capital gain to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income, whether received in cash or in additional shares, to the extent of the Portfolio's earning and profits. Distributions of net capital gains are taxable to shareholders as long-term capital gains regardless of how long shareholders have held their shares and regardless of whether the distributions are received in cash or

                                                     [SYMBOL]  TAXES
                                                     You must pay taxes on
                                                     your Portfolio's
                                                     earnings whether you
                                                     take your payments in
                                                     cash or additional
                                                     shares.

                      in additional shares. Dividends and distributions of capital gains paid by the Portfolio do not qualify for the dividends-received deduction for corporate shareholders. The Portfolio will make annual reports to shareholders on the federal income tax status of all distributions.
                             Dividends declared by the Portfolio in October,
                      November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                                                     [SYMBOL]  DISTRIBUTIONS

                                                     The Portfolio
                                                     distributes income
                                                     dividends and capital
                                                     gains. Income dividends
                                                     represent the earnings
                                                     from the Portfolio's
                                                     investments; capital
                                                     gains distributions
                                                     occur when investments
                                                     in the Portfolio are
                                                     sold for more than the
                                                     original purchase price.
                             The Portfolio intends to make sufficient
                      distributions prior to the end of each calendar year, to avoid liability for the federal excise tax applicable to regulated investment companies.
                             With respect to investments in U.S. Treasury
                      STRIPS, which are sold at original issue discount and thus do not make periodic cash interest payments, the Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and, which may result in a taxable gain or loss.
                             Investment income received by the Portfolio on
                      direct U.S. Government obligations is exempt from tax at the state level when received directly by the Portfolio and may be exempt, depending on the state, when received by a shareholder as income dividends from the Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular states.
                             Each sale, exchange, or redemption of the
                      Portfolio's shares is a taxable transaction to the shareholder.

ADDITIONAL
INFORMATION ABOUT
DOING BUSINESS
WITH US

Business Days         You may buy, sell or exchange shares on days on which the
                      New York Stock Exchange is open for business ("Business
                      Days"). However, shares of the Portfolio cannot be purchased by Federal Reserve wire on Federal holidays. All purchase, exchange and redemption requests received in "good order" will be effective as of the Business Day received by the Transfer Agent as long as the Transfer
                      Agent receives the order and, in the case of a purchase request, payment before 2:00 p.m., Eastern time.
                      Otherwise the purchase will be effective when payment is received. Broker-dealers may have separate arrangements with the Trust regarding the sale of Class D shares.
                             If an exchange request is for shares of a
                      portfolio whose net asset value is calculated as of a time earlier than 2:00 p.m., Eastern time, the exchange request will not be effective until the next Business
                      Day. Anyone who wishes to make an exchange must have received a current prospectus of the portfolio into which the exchange is being made before the exchange will be effected.

Minimum Investments   The minimum initial investment in the Portfolio's Class D
                      shares is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $100 ($25 for payroll deductions authorized pursuant to pre-approved payroll deduction plans). The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Maintaining a
Minimum Account Balance
                      Due to the relatively high cost of handling small investments, the Portfolio reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in the Portfolio has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of the Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the

                                                     [SYMBOL] BUY, EXCHANGE AND
                                                              SELL REQUESTS ARE
                                                              IN "GOOD ORDER"
                                                              WHEN:

                                                     - The account number and
                                                       portfolio name are
                                                       shown
                                                     - The amount of the
                                                       transaction is
                                                       specified in dollars
                                                       or shares
                                                     - Signatures of all
                                                       owners appear exactly
                                                       as they are registered
                                                       on the account
                                                     - Any required signature
                                                       guarantees (if
                                                       applicable) are
                                                       included
                                                     - Other supporting legal
                                                       documents (as
                                                       necessary) are present
                      shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in that Portfolio in an amount that will increase the value of the account to at least $1,000. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.
                             At various times, the Portfolio may receive a
                      request to redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take 10 or more days. The Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Net Asset Value       An order to buy shares will be executed at a per share
                      price equal to the net asset value next determined after the receipt of the purchase order by the Transfer Agent
                      (the "offering price"). No certificates representing shares will be issued. An order to sell shares will be executed at the net asset value per share next determined after receipt and effectiveness of a request for redemption in good order. Net asset value per share is determined daily as of 2:00 p.m., Eastern time on any Business Day. Payment to shareholders for shares redeemed will be made within 7 days after receipt by the Transfer
                      Agent of the redemption order.

How the
Net Asset Value
is Determined
                      The net asset value per share of the Portfolio is determined by dividing the total market value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. Although the methodology and procedures for determining net asset value per share are identical for both classes of the Portfolio, the net asset value per share of one class may differ from that of another class because of the different distribution fees and/or shareholder servicing fees charged to each class and the incremental transfer agent fees charged to Class D shares.

Signature Guarantees  The Transfer Agent may require that the signatures on the written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency or savings association. A Notary public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice.

Telephone/Wire
Instructions          Redemption orders may be placed by telephone. Neither the
                      Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone and may wish to consider placing orders by other means.

Systematic
Withdrawal
Plan ("SWP")
                      Please note that if withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

How to
Close your Account    An account may be closed by providing written notice to
                      the Transfer Agent. You may also close your account by telephone if you have previously elected telephone options on your account application.

GENERAL
INFORMATION

The Trust             SEI Liquid Asset Trust was organized as a Massachusetts
                      business trust under a Declaration of Trust dated July 20, 1981. The Declaration of Trust permits the Trust to offer separate Portfolios of shares and different classes of each Portfolio. Shareholders may purchase shares in Portfolios through two separate classes: Class A and Class
                      D, which provide for variation in distribution, shareholder servicing and transfer agent costs, voting rights, dividends. This Prospectus offers the Class D shares of the Trust's Treasury Securities Portfolio. In addition to the Portfolio, the Trust consists of the following other portfolios: Government Securities
                      Portfolio, Institutional Cash Portfolio, Prime Obligation
                      Portfolio, and Money Market Portfolio. Additional information pertaining to the Trust may be obtained by writing to SEI Fund Management, 680 East Swedesford Road,
                      Wayne, Pennsylvania 19087-1658, or by calling
                      1-800-437-6016. All consideration received by the Trust for shares of any Portfolio or class and all assets of such Portfolio or class belong to that Portfolio or class and are subject to liabilities related thereto.
                             The Trust pays its expenses, including fees of its
                      service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights         Each share held entitles the shareholder of record to one
                      vote. The shareholders of each portfolio or class of the Trust will vote separately on matters relating solely to that Portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting             The Trust issues unaudited financial statements
                      semi-annually and audited financial statements annually.
                      The Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder Inquiries Shareholder inquiries should be directed to DST Systems,
                      Inc., P.O. Box 419240, Kansas City, MO 64141-6240.

Dividends             Substantially all of the net investment income (exclusive
                      of capital gains) of the Portfolio is distributed in the form of dividends that will be declared daily and paid monthly on the first Business Day of each month.
                      Currently, capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, are distributed at least annually.
                             Shareholders in the Portfolio automatically receive
                      all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.
                             Dividends and distributions of the Portfolio are
                      paid by the Portfolio on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Counsel and Independent
Accountants           Morgan, Lewis & Bockius LLP serves as counsel to the
                      Trust. Price Waterhouse LLP serves as the independent accountants to the Trust.

Custodian and Wire Agent
                      CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), serves as custodian of the Trust's assets and as wire agent of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS
AND RISK FACTORS

                      The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:

Repurchase Agreements Repurchase agreements are agreements by which the
                      Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Portfolio or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the resale price. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

U.S. Treasury
Obligations           U.S. Treasury Obligations consist of bills, notes and
                      bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered
                      Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system.
                             STRIPS are sold as zero coupon securities which
                      means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying permitted investments. See also "Taxes."

When-Issued and Delayed
Delivery Securities
                      When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account, with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

SEI LIQUID ASSET TRUST

                          Manager:
                          SEI FUND MANAGEMENT

                          Distributor:
                          SEI FINANCIAL SERVICES COMPANY

                          Investment Adviser:
                          WELLINGTON MANAGEMENT COMPANY, LLP

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of SEI Liquid Asset Trust (the "Trust"), and should be read in conjunction with the Trust's Class A and Class D Prospectuses, each of which is dated October 30, 1996. Prospectuses may be obtained upon request and without charge by writing the Trust's distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

                               TABLE OF CONTENTS

The Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-2
Description of Permitted Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-2
The Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-8
The Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
Distribution and Shareholder Servicing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-11
Trustees and Officers of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-12
Fundamental Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-16
Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-19
Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-20
Shareholder Services (Class D Shares) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-21
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-24
Description of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-25
Limitation of Trustees' Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-25
Shareholder Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-25
5% Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-26
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-27
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-28

October 30, 1996


SEI-F-004-07

THE TRUST

SEI Liquid Asset Trust (the "Trust") is a diversified, open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated July 20, 1981. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of portfolios. Except for differences between Class A and Class D shares pertaining to distribution and shareholder servicing plans, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information relates to the shares of the following
Portfolios: Treasury Securities, Government Securities, Prime Obligation, Institutional Cash and Money Market Portfolios (each a "Portfolio" and, together, the "Portfolios"), and any classes of the Portfolios.

DESCRIPTION OF PERMITTED INVESTMENTS

COMMERCIAL PAPER -- The Prime Obligation and Money Market Portfolios may invest in commercial paper. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities.

COMMERCIAL PAPER RATINGS -- The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), Thomson BankWatch ("Thomson") and IBCA Limited and IBCA, Inc. (together, "IBCA").

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1 and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a safety regarding timely payment, but not as high as A-1.

Moody's employs two designations, judged to be high grade commercial paper, to indicate the relative repayment capacity of rated issuers as follows:

         Prime-1 Superior Quality
         Prime-2 Strong Quality

The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly lower in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2, the second highest rating category, is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The rating TBW-1 is the highest commercial paper rating assigned by Thomson. Paper rated TBW-1 indicates a very high likelihood that principal and interest will be paid on a timely basis. The rating TBW-2 is the second-highest rating assigned category by Thomson. The relative degree of safety regarding timely repayment of principal and interest is strong. However, the relative degree of safety is not as high as for issues rated TBW-1.

The designation A1, the highest rating category established by IBCA, indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating category, are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION OF MUNICIPAL AND CORPORATE BOND RATINGS -- Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rate AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

Bonds which are rated Aaa by Moody's are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally sable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AAA are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rate AA are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds which are rated AAA are judged by Thomson to be of the highest category. The ability to repay principal and interest on a timely basis is very high. Bonds rated AA are judged by Thomson to be of a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

FOREIGN SECURITIES -- The Money Market Portfolio may invest in U.S. dollar denominated obligations of foreign issuers, including foreign branches of U.S. commercial banks, and of U.S. and London branches of foreign banks. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.
Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

GNMA SECURITIES -- The Prime Obligation, Money Market and Government Securities Portfolios may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government Securities corporation which guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

These securities represent ownership in a pool of Federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Portfolios will receive monthly scheduled payments of principal and interest. In addition, the Portfolios may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government Securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

MUNICIPAL SECURITIES --The Money Market Portfolio may invest in Municipal Securities. The two principal classifications of Municipal Securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Portfolio may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "Municipal Securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

Municipal Securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

The quality of Municipal Securities, both within a particular classification and between classifications, will vary, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any nationally recognized statistical rating organization ("NRSRO") are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with different rating(s) may have the same yield.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

MUNICIPAL NOTE RATINGS: Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term Municipal Securities rated MIG-1 or VMIG-1 are of the best quality and such securities have strong protection afforded by established cash flows, superior liquidity support and/or demonstrated access to the market for refinancing. Short-term Municipal Securities rated MIG-2 and VMIG-2 are of high quality and their margins of protection are ample, although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         o Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rate symbols are as follows:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

REPURCHASE AGREEMENTS -- The Treasury Securities, Government Securities, Prime Obligation, and Money Market Portfolios may enter into repurchase agreements, which are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Portfolio involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the securities held as collateral. Wellington Management Company, LLP (the "Adviser") enters into repurchase agreements only with financial institutions which it deems to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by and periodically reviewed by the Board of Trustees. These guidelines currently permit the Portfolios to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Adviser monitors compliance with this requirement. Under all repurchase agreements entered into by the Portfolios, the Portfolios will take actual or constructive possession of the underlying collateral. However, if the seller defaults, the Portfolios could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolios may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Portfolios are treated as an unsecured creditor.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- The Government Securities, Prime Obligation, and Money Market Portfolios may invest in obligations of agencies of the United States Government, which consist of obligations issued by, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Government Securities, Prime Obligation, and Money Market Portfolios may purchase securities guaranteed by the Government National Mortgage Association, which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks,

Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., GNMA Securities), others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the instrumentality (e.g., FNMA Securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity, there might not be a market, and thus no means of realizing the value of the obligation prior to maturity. The Portfolios do not intend to purchase securities issued by the World Bank, the Inter-American Development Bank or the Asian Development Bank.

VARIABLE OR FLOATING RATE INSTRUMENTS -- Each Portfolio may invest in variable or floating rate instruments, which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the quality ratings applicable to permitted investments for each Portfolio. The Adviser will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

THE MANAGER

The Management Agreement, provides that SEI Fund Management (the "Manager") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement, unless terminated sooner as provided therein, shall remain in effect for two years after the date of the Agreement and shall continue in effect for successive periods of one year if such continuance is specifically approved at least annually (i) by the Trustees of the Trust and
(ii) by the vote of a majority of the Trustees of the Trust, who are not parties to the Management Agreement or interested persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, cast in person at a Board of Trustees meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time and without penalty by the Trustees of the Trust or by the Manager on not less than 30 days' nor more than 60 days' written notice to the other party thereto. Any notice under the Management Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the designated mailing address of such party.

The Manager, a Delaware business trust, has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Corporation ("SEI"), is the owner of all of the beneficial interests in the Manager. SEI and its affiliates, including the Manager, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Manager and its affiliates also serve as Manager to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust, and Turner Funds.

The Manager has agreed contractually to waive its fee in order to limit operating expenses of the Portfolios to not more than .44% of average net assets of the Class A shares and .84% of average net assets of the Class D shares. As to the Institutional Cash Portfolio only, this waiver is voluntary and may be terminated at any time. Shareholders will be notified in advance if and when the waiver is terminated. The Manager will not be required to bear expenses of any Portfolio to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest, litigation and extraordinary expenses.

For the fiscal years ended June 30, 1994, 1995 and 1996, the Portfolios paid fees to the Manager as follows:


                                       MANAGEMENT FEES PAID                               MANAGEMENT FEES WAIVED
                             1994             1995              1996             1994            1995               1996
  Treasury Securities    $7,482,000     $4,160,873.22     $3,979,872.45     $1,252,000      $1,226,700.66    $981,184.74
  Portfolio

  Prime Obligation       $4,330,000     $3,352,356.97     $2,773,884.30     $  763,000      $  884,036.50    $786,431.18
  Portfolio

  Government             $1,505,000     $  794,731.78     $  621,433.39     $  264,000      $  221,071.85    $198,391.84
  Securities
  Portfolio

  Institutional Cash     $   10,000     $    7,878.60     $    9,292.33     $        0      $           0    $         0
  Portfolio

  Money Market                *                *                    *            *                  *                 *
  Portfolio

* Not in operation during such period.

THE ADVISER

The Trust and Wellington Management Company, LLP ("the Adviser") have entered into an investment advisory agreement (the "Advisory Agreement") dated October 30, 1985. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement after the first two (2) years of the Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Portfolio or by the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

The Adviser is entitled to a fee for its investment advisory services, which is calculated daily and paid monthly, at the following annual rates: .075% of the Trust's daily net assets up to $500 million, and .02% of the Trust's daily net assets in excess of $500 million. The fee is allocated among the Portfolios based upon their relative net assets.

For the fiscal years ended June 30, 1994, 1995 and 1996 the Portfolios paid the Adviser advisory fees as follows:



                                                             ADVISORY FEES PAID
                                              1994                   1995                    1996
  Treasury Securities Portfolio           $  514,000            $395,983.29              $381,950.77

  Prime Obligation Portfolio              $  299,000            $311,042.13              $274,922.00

  Government Securities Portfolio         $  103,000            $ 74,686.68              $ 63,381.43

  Institutional Cash Portfolio            $        0            $         0              $         0

  Money Market Portfolio                       *                      *                        *

*  Not in operation during such period.

DISTRIBUTION AND SHAREHOLDER SERVICING

The Trust has adopted a Distribution Agreement for the Portfolios dated November 29, 1982. The Trust has also adopted a Class D Distribution Plan (the "Class D Plan") for the Treasury Securities Portfolio in accordance with Rule 12b-1 under the 1940 Act, which regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Class D Plan and the Distribution Agreement are in the best interests of the Shareholders. Continuance of the Class D Plan must be approved annually by a majority of the Trustees of the Trust, and by a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto ("Qualified Trustees"). The Class D Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class D Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Portfolio. All material amendments of the Class D Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Class D Plan provides that the Trust will pay the Distributor a fee on the Class D shares of the Portfolio. The Distributor may use this fee for: (i) compensation for its services in connection with distribution assistance or provision of shareholder services or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker- dealers and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services.

The Portfolios have adopted a shareholder servicing plan for its Class A shares (the "Class A Plan"). Under this Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

For the fiscal year ended June 30, 1996, the Portfolios incurred the following distribution expenses:

  PORTFOLIO/CLASS      TOTAL      BASIS         SALES     ADVERTISING      PROSPECTUS         COSTS            OTHER
                     ($AMOUNT)    POINTS      EXPENSES     ($AMOUNT)       PRINTING &      ASSOCIATED
                                              ($AMOUNT)                  MAILING COSTS        WITH
                                                                              (NEW        REGISTRATION
                                                                          SHAREHOLDERS        FEES
                                                                             ONLY           ($AMOUNT)
                                                                           ($ AMOUNT)
  CLASS A**

   Treasury         $370,517.91   .03 %    $370,517.91          $0             $0              $0                $0
   Securities

   Government       $58,962.37    .03 %    $58,962.37           $0             $0              $0                $0
   Securities

   Prime            $263,404.42   .03 %    $263,404.42          $0             $0              $0                $0
   Obligation

   Institutional    $0            .00 %    $0                   $0             $0              $0                $0
   Cash

   Money Market     *              *       *                    *              *                *                *

  CLASS D

   Treasury         $2,141.76     .20 %    $2,141.76
   Securities

*  Not in operation during such period.

** As of May 1, 1996, the distribution plan for the Trust's Class A shares was eliminated. The amounts shown above for Class A relate only to the period from July 1, 1995 to April 30, 1996.


TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Certain officers of the Trust also serve as trustees and/or officers of The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., FMB Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit
Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust and Turner Funds, open-end management investment companies which are managed by SEI Financial Management Corporation and with the exception of Profit Funds Investment Trust, Rembrandt Funds(R), and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Financial Services Company.

ROBERT A. NESHER (DOB 08/17/46) - Chairman of the Board of Trustees* - Retired since 1994. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Manager and the Distributor, 1981-1994. Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI International Trust, Insurance Investment Products Trust, 1784 Funds(R), Pillar Funds, Rembrandt Funds(R) and Stepstone Funds.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor, Director and Secretary of SEI and Secretary of the Manager and Distributor. Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI International Trust and Insurance Investment Products Trust.

F. WENDELL GOOCH (DOB 12/03/37) - Trustee** - P.O. Box 190, Paoli, IN 47454. President, Orange County Publishing Co., Inc. since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January 1981. President, H & W Distribution, Inc. since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of STI Classic Funds, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust and SEI International Trust.

FRANK E. MORRIS (DOB 12/30/23) - Trustee** - 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, and SEI International Trust.

JAMES M. STOREY (DOB 04/12//31) - Trustee - Partner, Dechert Price & Rhoads, from September 1987 - December 1993. Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI International Trust and Insurance Investment Products Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) - Trustee- General Partner, Teton Partners, L.P., since 1991; Chief Financial Officer, Noble Partners, L.P., since 1991; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Daily Income Trust,

SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional Investments Trust, and SEI International Trust.

DAVID G. LEE (DOB 04/16/52) - President and Chief Executive Officer - Senior Vice President of the Manager and Distributor since 1993. Vice President of the Manager and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Manager and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President and Assistant Secretary - Senior Vice President, General Counsel of SEI, the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45) - Secretary - 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor.

KATHRYN L. STANTON (DOB 11/19/58) - Vice President and Assistant Secretary, Deputy General Counsel, Vice President and Assistant Secretary of SEI, Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

JOSEPH P. LYDON (DOB 09/27/59) - Vice President and Assistant Secretary - Director, Business Administration of Fund Resources, April 1995. Vice President, Fund Group, Dremen Value Management, LP, President Dremen Financial Services, Inc. prior to 1995.

STEPHEN G. MEYER (DOB 7/12/65) - Controller, Chief Financial Officer-Vice President and Controller of SEI Corporation since 1994. Director, International Audit and Risk Management, SEI Corporation, 1992-1994. Senior Associate, Coopers and Lybrand, 1990-1992. Internal Audit, Vanguard Group prior to 1992.

TODD CIPPERMAN (DOB 01/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Manager and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

BARBARA A. NUGENT (DOB 06/18/56) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Manager and Distributor since 1996. Associate, Drinker, Biddle & Reath (law firm). Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993), Assistant Vice President - Operations, Delaware Service Company, Inc. (1988-1992).

MARC H. CAHN (DOB 06/19/57) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.
**Messrs. Gooch, Storey, Sullivan and Morris serve as members of the Audit Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager.

The following table sets forth information about the compensation paid to the Trustees for the fiscal year ended June 30, 1996:



                                                  PENSION OR
                                AGGREGATE         RETIREMENT                         TOTAL COMPENSATION FROM
                               COMPENSATION    BENEFITS ACCRUED      ESTIMATED         REGISTRANT AND FUND
                                   FROM         AS PART OF FUND        ANNUAL            COMPLEX PAID TO
     NAME OF PERSON AND       REGISTRANT FOR       EXPENSES        BENEFITS UPON        DIRECTORS FOR FYE
          POSITION             FYE 6/30/96                           RETIREMENT              6/30/96
  Robert A. Nesher,          $0                           N/A             N/A       $0
  Trustee*

  Richard F. Blanchard,      $5,689.37                    N/A             N/A       $67,500 for service on
  Trustee**                                                                         8 boards

  William M. Doran,          $0                           N/A             N/A       $0
  Trustee*

  F. Wendell Gooch,          $7,501.75                    N/A             N/A       $90,000 on services on
  Trustee                                                                           9 boards

  Frank E. Morris, Trustee   $7,501.75                    N/A             N/A       $90,000 on service on 9
                                                                                    boards

  James M. Storey,           $7,501.75                    N/A             N/A       $90,000 on service on 9
  Trustee***                                                                        boards

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

**Deceased as of May 7, 1996.

***Mr. Storey received the stated amounts as compensation for service as an Honorary Trustee for the Trust during the most recent fiscal year.

FUNDAMENTAL INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of each Portfolio which cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares. The term "majority of outstanding shares" means the vote of (i) 67% or more of a Portfolio's shares present at a meeting, if not more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

No Portfolio may:

1. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings by a Portfolio will be repaid before making additional investments for that Portfolio and any interest on such borrowings will reduce the income of that Portfolio.

2. Make loans, except that any Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements, provided that repurchase agreements maturing in more than seven days, restricted securities and other illiquid securities are not to exceed, in the aggregate, 10% of the Portfolio's total assets.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings, as described in the Prospectus, in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at fair market value at the time such loan is incurred.

4.       Invest in companies for the purpose of exercising control.

5.       Acquire more than 10% of the voting securities of any one issuer.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, any Portfolio may purchase obligations issued by companies which invest in real estate, real estate limited partnerships, commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and, in any event, may not purchase securities of other open-end investment companies. Under these rules and regulations, the Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, a Portfolio owns more than 3% of the total voting stock of an investment company; securities issued by any one investment company represent more than 5% of the total Portfolio assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Portfolio. A Portfolio's purchase of such investment companies results in the layering of expenses such that shareholders would indirectly bear a proportionate share of such investment companies' expenses, including advisory fees.

10. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described in the Prospectus and this Statement of Additional Information or as permitted by rule, regulation or order of the Securities and Exchange Commission.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) municipal securities which are rated by at least two nationally recognized municipal bond rating services, if, as a result, more than 5% of the total assets (taken at fair market value) of the Portfolio would be invested in such securities.

13. Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

14. Invest in interests in oil, gas or other mineral exploration or development programs.

15. Purchase restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectus and this Statement of Additional Information.

Except with respect to the limitation on investing in illiquid securities, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS

The following investment limitation is a non-fundamental policy of the Trust and may be changed without shareholder approval.

1. The Government Securities and Prime Obligations Portfolios must maintain an average dollar-weighted portfolio maturity of 90 days or less.

PERFORMANCE

From time to time, each Portfolio may advertise its yield. These figures will be based on historical earnings and are not intended to indicate future performance.

The current yield of each Portfolio is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield.

The Portfolios compute their effective compound yield by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return + 1)365/7 - 1]. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolios and other factors.

Yields are one basis upon which investors may compare the Portfolios with other money market funds; however, yields of other money market mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the seven-day period ended June 30, 1996 the Portfolios' yield and effective yield were as follows:

                                                                                            7-DAY EFFECTIVE
                PORTFOLIO/CLASS                        CLASS              7-DAY YIELD            YIELD
  Treasury Securities                            Class A              4.98                 5.11
                                                 Class D              4.63                 4.74

  Government Securities                          Class A              4.94                 5.06

  Prime Obligation                               Class A              5.01                 5.13

  Institutional Cash                             Class A              N/A                  N/A

  Money Market                                   Class A              N/A                  N/A



DETERMINATION OF NET ASSET VALUE

Securities of the Portfolios will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method is higher or lower than the price a Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Trust resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Trust's use of amortized cost valuation and the maintenance of the net asset value of each Portfolio at $1.00 are permitted by Rule 2a-7, under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7, a money market portfolio must maintain a dollar-weighted average maturity in the Portfolio of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Portfolio's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per unit at $1.00 for each Portfolio. However, there is no assurance that the Trust will be able to meet this objective. The Trust's procedures include the determination of the extent of deviation, if any, of each Portfolio's current net asset value per unit calculated using available market quotations from each Portfolio's amortized cost price per unit at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Manager, the Adviser, the Distributor and/or the Custodian are not open for business.

State Securities laws regarding sub-administrators may differ from the interpretations of federal law expressed herein and banks and financial institutions acting in that capacity may be required to register as dealers pursuant to state law.

SHAREHOLDER SERVICES (CLASS D SHARES)

STOP-PAYMENT REQUESTS: Investors may request a stop payment on checks by providing the Trust with a written authorization to do so. Oral requests will be accepted provided that the Trust promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Trust will use its best efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective. Shareholders requesting stop payment will be charged a $20 service fee per check which will be deducted from their accounts.

RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts when his new investment, together with the current market value of all holdings of that shareholder in certain eligible portfolios reaches a discount level. See "Purchase and Redemption of Shares" in the Prospectuses for the sales charge on quantity purchases.

LETTER OF INTENT: The reduced sales shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or a Portfolio which provides for the holder in escrow by the Manager of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date of the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Manager will surrender an appropriate number of the escrowed shares for redemption.

DISTRIBUTION INVESTMENT OPTION: Distributions of dividends and capital gains made by the Portfolios may be automatically invested in shares of one of the Portfolios if shares of the Portfolio are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the Portfolios and/or classes in which such automatic investments are to be made and consider the differences in investment objectives and policies before making any investment.

REINSTATEMENT PRIVILEGE: A shareholder who has redeemed shares of any of the Portfolios has a one-time right to reinvest the redemption proceeds in shares of the Portfolio at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.

EXCHANGE PRIVILEGE: Some or all of the shares of the Portfolio for which payment has been received (i.e., an established account) may be exchanged, at their net asset value, plus any applicable sales charge, for Class D shares of the Trust, SEI Tax Exempt Trust, SEI International Trust and SEI Institutional Managed Trust or at their net asset value for Class D shares of other portfolios of such trusts that do not have sales charges. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

A shareholder may exchange a Portfolio's Class D shares, for which good payment has been received, in his account at any time, regardless of how long he has held his shares.

Each Exchange Request must be in proper form (i.e., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone, proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of a Portfolio to be exchanged and the purchase of the shares of the other Portfolio. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's Federal income tax return, unless such shares were held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Distributor in writing or by telephone on any Business Day, as defined in the Prospectuses of the Trust, prior to the close of the New York Stock Exchange, the exchange will be effective on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Portfolios, and thus the purchase of shares of the other Portfolios, may be delayed for up to seven days if the Portfolios determine that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Portfolios may also communicate a shareholder's Exchange Request to the Portfolios subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.

TAXES

The following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAXES

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a regulated investment company ("RIC") as defined under Subchapter M of the Code. By following such a policy, each of the Portfolios expects to eliminate or reduce to a nominal amount the federal income taxes to which such Portfolio may be subject.

In order to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (ii) less than 30% of a Portfolio's gross income each taxable year must be derived from the sale or other disposition of stocks, securities or certain other investments held for less than three months; (iii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RIC's, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RIC's) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, the loss is treated as a long-term capital loss to the extent of the previous capital gain distributions.

If a Portfolio fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders. Otherwise, distributions to shareholders generally will not be eligible for the dividends received deduction.

STATE TAXES

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing orders to execute Portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the Securities and Exchange Commission.

The Trust does not expect to use one particular dealer, but, subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The money market securities in which certain of the Portfolios invest are traded primarily in the over-the-counter market. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.

Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the Trust's fiscal years ended June 30, 1994, 1995 and 1996, no brokerage fees were paid.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Portfolio, each of which represents an equal proportionate interest in that Portfolio. Each share of a Portfolio upon liquidation of that Portfolio entitles a shareholder to a pro rata share in the net assets of that Portfolio, after taking into account certain distribution expenses. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Any consideration received by the Trust for shares of any additional Portfolio and assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the possibility of the shareholders' incurring financial loss appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable for the obligations of the Trust.

5% SHAREHOLDERS

As of August 1, 1996, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

TREASURY SECURITIES PORTFOLIO


Name and Address                                           Number of Shares                   Percent of  Funds
----------------                                           ----------------                   -----------------
First Union National Bank                                   47,841,795.91                             6.02%
Attn: Funds Group
CMG 2-1151
401 South Tryon Street
Charlotte N.C.  28202-1911

First Hawaiian Bank                                         55,308,584.33                             6.96%
Financial Management Group (FIDAC)
Attn:  Dolores Mollring
P.O. Box 3200
Honolulu, HI  96847

Bank of America NT&SA                                       93,673,836.83                            11.79%
Attn: Common Trust Funds Unit #8239
P.O. Box 3577, Terminal Annex
Los Angeles, CA  90051

North American Trust Company                                93,541,550.25                            11.77%
Attn:  David Hilbish
225 Broadway, Suite 200
San Diego, CA  92101

First Security Bank of Utah NA                              39,980,097.89                             5.03%
Cash Management (Cash Sweep Acct)
Attn: Paul Messervy
41 East 100 South
Salt Lake City, UT  84111-1912

GOVERNMENT SECURITIES PORTFOLIO:

United Jersey Bank                                          26,782,877.78                            16.63%
Attn: Joseph Guittari

P.O. Box 547
Hackensack, NJ  07602-0547

Vose & Co.                                                  51,779,535.72                             32.16%
c/o Fleet/Norstar Services
One East Avenue
Funds Central NY/RO/3090
Rochester, NY  14638-0001

Repub & Co.                                                 40,435,761.40                             25.11%
c/o Imperial Trust Company
Attn: Shirley Matthews
201 N. Figueroa Street, #610
Los Angeles, CA  90012-2629

PRIME OBLIGATION PORTFOLIO:

BHC Securities Inc.                                         90,725,187.62                             12.19%
Attn:  Cash Sweeps Department
2005 Market Street
One Commerce Square, 11th Floor
Philadelphia, PA 19103

SEI Trust Company                                           68,056,882.06                              9.15%
Attn:  Jacqueline Esposito
680 East Swedesford Road
Wayne, PA  19087

CoreStates Bank, N.A.                                       92,724,896.34                             12.46%
Attn:  James Quinlan
Penn Mutual Insurance Building
Philadelphia, PA  19106

Smith & Co.                                                133,602,359.97                             17.96%
c/o First Security Bank of Utah, N.A.
Attn:  Money Market/Mutual Fund Desk
P.O. Box 25297
Salt Lake City, UT  84125

EXPERTS

The financial statements and the financial highlights have been audited by Price Waterhouse LLP, independent public accountants.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended June 30, 1996, including notes thereto and the report of Price Waterhouse LLP thereon, are herein incorporated by reference. A copy of the 1996 Annual Report must accompany the delivery of this Statement of Additional Information.